UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

April 26, 2013

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On April 29, 2013, Energen Corporation and Alabama Gas Corporation issued a press release announcing the first quarter financial results. The press release and supplemental financial information are attached hereto as Exhibit 99.1 and 99.2.

The information furnished pursuant to Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Energen Corporation or Alabama Gas Corporation under the Securities Act of 1933 or the Exchange Act.

ITEM 7.01	Regulation FD Disclosure

Energen Corporation has included reconciliations of certain Non-GAAP financial measures to the related GAAP financial measures. The reconciliations are attached hereto as exhibit 99.3.

On April 26, 2013, Moody’s Investor Service released its updated credit opinion for Energen Corporation and Alabama Gas Corporation confirming Energen Corporation’s senior unsecured credit rating at Baa3 with a negative outlook and downgrading Alabama Gas Corporation’s senior unsecured credit rating from A1 to A2 with a negative outlook. This concluded Moody’s rating review of Energen Corporation and Alabama Gas Corporation.

The information furnished pursuant to Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Energen Corporation or Alabama Gas Corporation under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:

99.1	Press Release dated April 29, 2013

99.2	Supplemental Financial Information

99.3	Non-GAAP Financial Measures Reconciliation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

April 29, 2013	By	/s/ Charles W. Porter, Jr.
Charles W. Porter, Jr.
Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1 *	Press Release dated April 29, 2013

99.2 *	Supplemental Financial Information

99.3 *	Non-GAAP Financial Measures Reconciliation

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.